EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of ITC Holdings Corp. (the “Registrant”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on February 25, 2016 (the “Report”), we, Joseph L. Welch, President and Chief Executive Officer of the Registrant, and Rejji P. Hayes, Senior Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Dated: February 25, 2016

/s/ Joseph L. Welch
Joseph L. Welch President and Chief Executive Officer

/s/ Rejji P. Hayes
Rejji P. Hayes Senior Vice President and Chief Financial Officer